SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2020

U.S. LITHIUM CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-144944	98-0514250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

12340 Seal Beach Blvd. Suite B-190 Seal Beach, CA 90740
(Address of principal executive offices)
(702) 866-2500
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          .    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          .    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          .    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2020 U. S. Lithium Corp. (the “Company”) concluded an agreement (the “Agreement”) to acquire four contracts providing for the production, processing, marketing, and sales of hemp and CBD products. The contracts were purchased from Hemp Cloud 9 LLC, a Texas company for total consideration of 4,700,000 shares of common stock in U. S. Lithium. The four contracts purchased were between Hemp Cloud 9 and (a) Hemp Heaven Farms Inc., (b) CBD Gummy King LLC, (c) Validus Healthcare Network Inc., and (d) Mykline LLC.

The contract with Hemp Heaven Farms allows the Company to purchase and resell hemp and certain cannabinoid products produced by the farm. The agreement with CBD Gummy King (“King”) allows the Company to sell raw hemp material and CBD products to King and to purchase gummy products from King for resale. The agreement with Validus Healthcare Network allows the Company to sell CBD products to Validus for resale to its network of healthcare practitioners.  Mykline sells products to chiropractors and the contract allows that group to market and sell the Company’s cannabinoid products into that market.

The foregoing summary of the purchase agreement between Hemp Cloud 9 and the Company is qualified by reference to the full text of the agreement, which is filed as Exhibit 1.01 hereto and incorporated herein by reference. For additional information, reference is made to the press release issued on January 21, 2020 which is attached as Exhibit hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The issuance of the Common Stock described in Item 1.01 was completed in accordance with the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was a private transaction by us which did not involve a public offering; (b) there were only a few recipients; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; and (d) the negotiations for the issuance of the securities took place directly between the Hemp Cloud 9 and the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

1.01	Asset Purchase Agreement with Hemp Cloud 9

99.1	Press Release dated January 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 23, 2020	U.S. Lithium Corp.

By: /s/ Gregory Rotelli
Gregory Rotelli
President & CEO
Other Events.